Exhibit 10.67

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00069332.0

AMENDMENT

Date of Amendment: April 9, 2012

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Mexican domiciled stock or security exchanges (herein referred to as the “Mexican Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Mexican securities law. All other terms and restrictions contained in Exhibit B shall apply to the Mexican Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Mexican Listed Funds may only be based on the following Indexes:

MSCI Australia Index	***********	***********
MSCI Brazil Index	***********	***********
MSCI Brazil Small Cap Index	***********	***********
MSCI BRIC Index	MSCI EMU Index	***********
MSCI Canada Index	MSCI Germany Index	***********
MSCI China Small Cap Index	***********	***********
MSCI Emerging Markets (“EM”) Index	***********	***********
***********	MSCI Europe Australasia and the Far East Index (“EAFE”)	***********
MSCI Hong Kong Index	***********	***********
MSCI Japan Index	***********	***********
MSCI Malaysia Index	MSCI France Index	***********
MSCI Pacific ex Japan Index	***********	***********
***********	MSCI Italy Index	***********
***********	MSCI Spain Index	***********
MSCI Taiwan Index	MSCI Switzerland Index	***********
***********	MSCI UK Index	MSCI Israel Capped IMI
MSCI Korea Index	***********	MSCI Netherlands IMI
MSCI All Country World Index (“ACWI”)	***********	***********
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MSCI EM Minimum Volatility Index	***********	***********
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MSCI ACWI Minimum Volatility Index	***********	***********
MSCI USA Minimum Volatility Index	***********	***********
MSCI Singapore Index	***********	***********
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For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Mexican Listed Funds. For clarity, there shall be *********** for the Mexican Listed Funds as *********** the Mexican Listed Funds shall be *********** for purposes of calculating license fees.

2.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Chilean domiciled stock or security exchanges (herein referred to as the “Chilean Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Chilean securities law. All other terms and restrictions contained in Exhibit B shall apply to the Chilean Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Chilean Listed Funds may only be based on the following Indexes:

Exhibit 10.67

A.N.: 130339

AMD_00069332.0

MSCI Canada Index	***********
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MSCI Malaysia Index	***********
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MSCI South Africa Index	***********
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MSCI Korea Index	***********
MSCI ACWI	***********
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MSCI Ireland Capped IMI	***********
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***********	MSCI Israel Capped IMI
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MSCI France Index	***********
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MSCI Italy Index	***********
MSCI Spain Index	***********
MSCI Switzerland Index	***********
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For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Chilean Listed Funds. For clarity, there shall be *********** for the Chilean Listed Funds as *********** the Chilean Listed Funds shall be *********** for purposes of calculating license fees.

3.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Peruvian domiciled stock or security exchanges (herein referred to as the “Peruvian Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Peruvian securities law. All other terms and restrictions contained in Exhibit B shall apply to the Peruvian Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Peruvian Listed Funds may only be based on the following Indexes:

Exhibit 10.67

A.N.: 130339

AMD_00069332.0

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For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Peruvian Listed Funds. For clarity, there shall be *********** for the Peruvian Listed Funds as *********** the Peruvian Listed Funds shall be *********** for purposes of calculating license fees.

4.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Colombian domiciled stock or security exchanges (herein referred to as the “Colombian Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Colombian securities law. All other terms and restrictions contained in Exhibit B shall apply to the Colombian Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Colombian Listed Funds may only be based on the following Indexes:

Exhibit 10.67

A.N.: 130339

AMD_00069332.0

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For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Colombian Listed Funds. For clarity, there shall be *********** for the Colombian Listed Funds as *********** the Colombian Listed Funds shall be *********** for purposes of calculating license fees.

5.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

6.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Timothy M. Meyer	By	/s/ David Kinzelberg

Name	Timothy M. Meyer (printed)	Name	David Kinzelberg (printed)

Title	M. Director	Title	Executive Director

LICENSEE: BlackRock Institutional Trust Company, N.A.

By	/s/ Jenni A. Lee

Name	Jenni A. Lee (printed)

Title	Director